[WESTCORE FUNDS LOGO]

                                 WESTCORE TRUST

                       WESTCORE INTERNATIONAL SELECT FUND

        Supplement dated June 1, 2002 to Prospectus dated October 1, 2001

THIS SUPPLEMENT IS TO BE USED WITH THE PROSPECTUS DATED OCTOBER 1, 2001. THIS SUPPLEMENT, TOGETHER WITH THE SUPPLEMENTS DATED DECEMBER 1, 2001, APRIL 4, 2002 AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-392-CORE (2673) OR DOWNLOAD A COPY FROM THE INTERNET AT www.westcore.com.

Effective June 10, 2002, shares of the Westcore International Select Fund will no longer be offered (except for certain qualified retirement plans with existing accounts). The Westcore International Select Fund will be liquidated and outstanding shares as of July 31, 2002 will be fully redeemed. It is anticipated that prior to July 31, 2002, the Fund will need to maintain a significant amount of the portfolio's assets invested in cash and short-term equivalents, to meet redemption requests. Consequently, during this period, the Fund may invest in less than 20 common stocks.

Westcore Funds will waive the Redemption Fee as described on page 50 of the prospectus on any shares redeemed from Westcore International Select Fund from June 1, 2002 through July 31, 2002.

Westcore Funds will waive the Investment Minimums as described on page 46 of the prospectus for any shares exchanged from Westcore International Select Fund to another Westcore Fund or the Blackrock Money Market Portfolio from June 1, 2002 through July 31, 2002.

Funds distributed by ALPS Distributors, Inc.

WC182

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